UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 28, 2021

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2021, the Compensation Committee (the “Committee”) of Vishay Intertechnology, Inc. (the “Company”) approved the participation of two of the Company’s executive officers, Marc Zandman and Jeffrey Webster, in an elective deferred compensation arrangement established by the Company’s subsidiary, Vishay Israel Ltd. (“Vishay Israel”). These arrangements are referred to as the “Future Deferred Remuneration Arrangements” or the “Arrangements.”
An executive who elects to participate in an Arrangement may defer payment of a percentage of the executive’s salary, annual bonus and certain other benefits. During the executive’s continued service, amounts deferred under an Arrangement will be deemed invested in investment funds selected by the executive from a list made available by Vishay Israel. Payment of the deferred amounts (as adjusted for notional earnings and losses) will be made in a lump sum upon the executive’s death, disability or other cessation of service (subject to a six month delay, if required by applicable law). These payments will be made from the general assets of Vishay Israel, which may include insurance policies purchased by Vishay Israel to anticipate its liabilities under the Arrangements. In addition, the Company has guaranteed Vishay Israel's obligations under the Arrangements.
The forgoing description is qualified in its entirety by reference to the Form of Future Deferred Remuneration Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated into this Current Report on Form 8-K by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Future Deferred Remuneration Arrangement of Vishay Israel Ltd.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer